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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
T.J.T., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(3)	Filing Party:
	(4)	Date Filed:

T.J.T., INC.
843 North Washington
Emmett, Idaho 83617

January 20, 2003

Dear Shareholder:

        You are invited to attend T.J.T., Inc.'s 2003 Annual Meeting of Shareholders, which will be held at the Owyhee Plaza Hotel, in the Capital Room, on Tuesday, February 18, 2003, at 10:00 a.m. Mountain Standard Time. The Owyhee Plaza is located at 1109 Main Street in Boise, Idaho.

        In addition to the item of business identified in the formal notice for the annual meeting on the following page, T.J.T.'s 2002 performance will be discussed and management will respond to your questions. Enclosed with this proxy statement are your proxy card, a postage-paid envelope to return your proxy card, and T.J.T.'s Annual Report for 2002.

        Your vote is important to us regardless of the number of shares you own. If you are unable to attend the Annual Meeting in person, T.J.T. urges you to sign, date, and return the enclosed proxy in the self-addressed stamped envelope provided, since it is necessary that a majority of the shareholders' outstanding shares be represented, in person or by proxy, for a quorum at the Annual Meeting.

        If you plan to vote at the annual meeting and your shares are held by a broker, bank, or other person, you must bring two additional items to the annual meeting: (1) a letter from that entity which confirms your beneficial ownership of shares, and (2) a proxy card issued in your name.

        I look forward to seeing you at the meeting.

Sincerely,
/s/ TERRENCE J. SHELDON
TERRENCE J. SHELDON Chairman of the Board, President, and Chief Executive Officer

i

T.J.T., INC.

NOTICE OF THE 2003
ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 18, 2003

        The Annual Meeting of Shareholders of T.J.T., Inc., a Washington Corporation, will be held on Tuesday, February 18, 2003, at 10:00 a.m., Mountain Standard Time, in the Capital Room of the Owyhee Plaza Hotel, 1109 Main Street, Boise, Idaho (the "Annual Meeting") for the following purposes:

  1.
  To elect two Directors to serve until the annual meeting of shareholders in 2006, or until their successors are duly elected and qualified.

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

        Shareholders of record at the close of business on Friday, December 20, 2002 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting. If you are unable to attend the Annual Meeting in person, T.J.T. urges you to sign, date, and return the enclosed proxy in the self-addressed stamped envelope provided, since it is necessary that a majority of the shareholders' outstanding shares be represented, in person or by proxy, for a quorum at the Annual Meeting.

By Order of the Board of Directors
/s/ John W. Eames III
John W. Eames III Corporate Secretary

Emmett, Idaho
January 20, 2003

        T.J.T.'s 2002 Annual Report is enclosed with this Proxy Statement. The Annual Report contains financial and other information about T.J.T., Inc. not incorporated in the Proxy Statement and is not part of the proxy solicitation material.

ii

PROXY STATEMENT

TABLE OF CONTENTS

INFORMATION ABOUT PROXY SOLICITATION AND VOTING	1
General Information	1
Date, Time, and Place of Annual Meeting	1
Record Date; Shares Entitled to Vote	1
Quorum; Required Vote	1
Revocation of Proxies	2
Shareholder Proposals and Nomination of Directors	2
Solicitation of Proxies	2
INFORMATION CONCERNING CHANGES TO THE BOARD OF DIRECTORS	2
BUSINESS AT THE ANNUAL MEETING	3
PROPOSAL 1. ELECTION OF DIRECTORS	3
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	4
Audit Committee	4
Compensation Committee	5
Executive Committee	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	6
EQUITY COMPENSATION PLAN INFORMATION	8
EXECUTIVE COMPENSATION AND OTHER INFORMATION	9
Summary of Cash and Certain other Compensation	9
T.J.T., Inc. 1994 Stock Option Plan	10
Stock Option Grants in the Last Fiscal Year	10
Aggregated Stock Options	10
401(k) Profit Sharing Plan	10
Director Compensation	11
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	12
Compensation Policy Applicable to Officers and Key Executives	12
Executive Compensation Policies	12
Employment Agreements	12
CEO's Compensation	13
AUDIT COMMITTEE REPORT	13
Discussions With Management	13
S.A.S. 61	13
Audit Fees	13
Audited Financial Statements for T.J.T.'s Annual Report	13
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN (Performance Graph)	14
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	15
Related Party Transactions	15
Compensation Committee Interlocks and Insider Participation	15
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	15
OTHER MATTERS	15
INCORPORATION BY REFERENCE	15

iii

INFORMATION ABOUT PROXY SOLICITATION AND VOTING

General Information

        T.J.T., Inc. ("T.J.T." or the "Company") has sent you the enclosed proxy card because T.J.T.'s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement summarizes information that T.J.T. is required to provide to you under the rules of the Securities and Exchange Commission, and is designed to provide you with information to assist you in voting your shares. The purpose of the Annual Meeting is for the shareholders of T.J.T.'s common stock to consider and vote on the following proposals:

  1.
  To elect two Directors to serve until the annual meeting of shareholders in 2006, or until their successors are duly elected and qualified (see "PROPOSAL 1. ELECTION OF DIRECTORS").

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Date, Time, and Place of Annual Meeting

        The Annual Meeting will be held on Tuesday, February 18, 2003, at 10:00 a.m., Mountain Standard Time, in the Capital Room of the Owyhee Plaza Hotel at 1109 Main Street in Boise, Idaho. T.J.T. intends to mail this Proxy Statement and accompanying proxy card on or about January 20, 2003, to all shareholders entitled to vote at the Annual Meeting.

Record Date; Shares Entitled to Vote

        T.J.T.'s Board of Directors fixed the close of business on Friday, December 20, 2002, as the record date (the "Record Date") for determining T.J.T.'s shareholders entitled to vote at the Annual Meeting. Only the holders of record of T.J.T.'s common stock on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on December 20, 2002 there were 4,854,739 shares of common stock outstanding.

        Each holder of record of T.J.T.'s common stock on the Record Date is entitled to one vote for each share held, on each of the matters to be voted on at the Annual Meeting. On the Record Date, there were approximately 740 holders of record.

Quorum; Required Vote

        As of the Record Date, there were 4,854,739 shares of T.J.T. common stock outstanding. You are entitled to one vote for each share of T.J.T.'s common stock you hold as of the Record Date on each of the matters to be voted on at the Annual Meeting. You do not have cumulative voting rights. A quorum consisting of at least 2,427,370 shares is necessary to hold a valid meeting. If at least 2,427,370 shares of the total 4,854,739 shares entitled to vote at the Annual Meeting are cast either in person or by proxy, a quorum will exist.

        The inspector of election appointed for the Annual Meeting will tabulate all votes. The inspector of election will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes will be counted toward the quorum requirement. Abstentions will count toward the quorum requirement, and they will have the same effect as negative votes. Broker non-votes will be counted toward a quorum, but will not be counted in determining whether a matter is approved.

        If the shares held by the persons present or represented by proxy at the Annual Meeting are less than 2,427,370 shares of T.J.T. common stock, the Annual Meeting may be adjourned for the purpose of obtaining additional proxies, votes, or for any other purpose. At any subsequent reconvening of the

Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original Annual Meeting (except for any proxies which have since then effectively been revoked or withdrawn). See "Revocation of Proxies" below.

Revocation of Proxies

        You may revoke a proxy at any time before it is voted. You may revoke the proxy by filing a written notice of revocation or a duly executed proxy card with a later date with the Secretary of T.J.T., at 843 North Washington, P.O. Box 278, Emmett, Idaho 83617, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not, by itself, revoke a proxy.

Shareholder Proposals and Nomination of Directors

        T.J.T.'s bylaws provide that for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders, or propose business for consideration at such meeting, notice must be given in writing to the Secretary of T.J.T. at T.J.T.'s executive offices not less than 120 days in advance of release of the proxy statement to shareholders in connection with the previous year's annual meeting. Accordingly, a shareholder nomination or proposal intended for consideration at the 2004 Annual Meeting must be received by the Secretary prior to September 17, 2003. T.J.T.'s bylaws also provide details about the information that needs to be included in each shareholder's proposal or nomination of a director. No shareholder proposals or nominations have been made for consideration at this Annual Meeting.

Solicitation of Proxies

        T.J.T. will pay the entire cost for solicitation of proxies, and management will be soliciting proxies on behalf of the Company. Copies of the solicitation materials will be sent to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of T.J.T. common stock beneficially owned by others to forward to such beneficial owners. T.J.T. will reimburse persons representing beneficial owners of common stock for their costs of forwarding proxy solicitation materials to the beneficial owners. Solicitation of proxies may be made in person or by mail, telephone, telecopy, or telegram. The directors, officers, employees, and representatives of T.J.T. may supplement the original proxies. T.J.T. will not pay its directors, officers, or employees any additional compensation for this service, but they may be reimbursed for out-of-pocket expenses incurred in connection with the proxy solicitation.

INFORMATION CONCERNING CHANGES TO THE BOARD OF DIRECTORS

        At the 2002 annual meeting of shareholders Jerome B. Light, and Terrence J. Sheldon were re-elected, and Larry E. Kling was elected, to the Board of Directors to serve as Class III Directors until the year 2005. Rickie K. Treadwell was re-elected to the Board of Directors to serve as a Class I Director until the year 2003.

        Rickie K. Treadwell resigned from the Board effective October 21, 2002. On November 12, 2002, Robert B. Siegel was appointed as an outside director to serve as a Class I Director until the 2003 annual meeting of shareholders. It was decided by the Board that the number of Directors should remain at seven.

        The Board of Directors has nominated Larry B. Prescott to stand for re-election to the Board as a Class I Director, to serve until the annual meeting of shareholders in 2006. Further, the Board has nominated Robert B. Siegel for election as a Class I Director; to serve until the annual meeting of shareholders in 2006.

BUSINESS AT THE ANNUAL MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

        T.J.T.'s Board of Directors is divided into three classes of directors who serve staggered three-year terms. The term of one class of directors expires at each annual meeting of shareholders. Each director serves on the Board of Directors until he or she is succeeded by another qualified elected director.

        The current classes of directors or nominated directors are as follows:

  •
  Two Class I Directors: Larry B. Prescott, and Robert B. Siegel. The Class I Directors term of office expires at the Annual Meeting.

  •
  Two Class II Directors: Arthur J. Berry, and Ulysses B. Mori. The Class II Directors term of office expires at the 2004 Annual Meeting.

  •
  Three Class III Directors: Larry E. Kling, Jerome B. Light, and Terrence J. Sheldon. The Class III Directors term of office expires at the 2005 Annual Meeting.

        The current term for the Class I Directors; Larry B. Prescott, and Robert B. Siegel, expires as of the Annual Meeting. The nominee standing for re-election as a Class I Director is: Larry B. Prescott. Standing for election as a Class I Director is appointed Director Robert B. Siegel. These Class I nominees will be elected to hold office until T.J.T.'s annual meeting of shareholders in 2006.

        If any nominee is unable to serve as a Director, the proxy holders may substitute a nominee and vote for another person of their choice in that place, or the Board may reduce the size of the Board of Directors prior to the Annual Meeting to eliminate the position of any nominees. T.J.T. intends that the proxy holders named on the enclosed proxy card vote for the two Class I nominees named above. The number of directors on T.J.T.'s Board of Directors is seven. The following provides biographical information for each nominee and continuing director:

Class I—Nominees for election to serve until the 2006 annual meeting of shareholders:

        Larry B. Prescott, 55, was elected to the Board in February, 1999. He was appointed Senior Vice President, Chief Financial Officer, and Treasurer of the Company, in January, 1999. Mr. Prescott was named a trustee of the T.J.T. 401(k) Plan in February, 1999. Previously, Mr. Prescott was Vice President and Portfolio Manager for US Bancorp in Portland, OR. Prior to his banking experience, he spent 15 years with Boise Cascade Corporation in the factory-built housing industry.

        Robert B. Siegel, 52, was appointed to the Board in November, 2002. He is President and Chief Executive Officer of Arizona Home Supply, formerly Arizona Mobile Home Supply, which he founded in 1978, in Phoenix, Arizona. He is also an owner and co-founder of D-Mac, LLC, a manufacturer of steel piers. He is on the Board of Directors of the Manufactured Housing Industry of Arizona, where he chairs the Legislative Committee.

Class II—Directors elected to serve until the 2004 annual meeting of shareholders:

        Arthur J. Berry, 52, was elected to the Board in 1995. He is President and principal shareholder of Arthur J. Berry & Company, a real estate development and business brokerage firm located in Boise, Idaho. Arthur J. Berry & Company is not a subsidiary or affiliate of the Company. Mr. Berry received a Bachelor's Degree in Finance from Boise State University in 1973, a J.D. from the University of Idaho in 1976, and an MBA from Boise State University in 1981. He was an Adjunct Professor in the Boise State University School of Business, and is a Certified Business Appraiser with the Institute of Business Appraisers. Mr. Berry is a member of the Directors Compensation and Executive Committees, and currently chairs the Directors Audit Committee.

        Ulysses B. Mori, 50, was elected to the Board in February, 1998. He has been a Senior Vice President since 1998. Mr. Mori has served as Corporate Sales Manager since January, 2000. Previously he had separately held the positions of Manager of New Business Development, O.E.M. Sales Manager, and General Manager of the Company's Woodland, CA facility following T.J.T.'s merger with Leg-It Tire Company, Inc. in 1997. Mr. Mori was the founder, and had been President and Chief Executive Officer of Leg-It Tire Co., Inc., since 1980. He was founding Chairman of the National Axle & Tire Association, and has served on the Manufactured Housing Institute Transportation Committee.

Class III—Directors elected to serve until the 2005 annual meeting of shareholders:

        Larry E. Kling, 57, was appointed to the Board in May, 2001, and elected in February 2002. At that time, Mr. Kling was also appointed to serve on the Directors Audit, Compensation, and Executive Committees. Mr. Kling previously served as Chief Operating Officer of Morgan Drive Away, Inc. from 1972-1983. In 1983 he founded Transit Homes of America, Inc., a major mover of manufactured homes, consisting of 60 offices and 600 trucks. He served as President of Transit Homes until its sale to Morgan Drive Away, Inc. in 1996. He is currently semi-retired.

        Jerome B. Light, 63, was appointed to the Board in 1999, and elected in February 2000. He serves on the Directors Audit and Compensation Committees, and currently chairs the Directors Executive Committee. Mr. Light served as General Manager of Champion Enterprises, Inc. from 1995 until his retirement in 1999. He had previously served as Senior Vice President of Operations for Champion from 1992-1995, Regional Vice President from 1973-1992, and General Manager from 1968-1973. He is currently retired.

        Terrence J. Sheldon, 61, co-founded T.J.T., Inc., an Idaho corporation ("TJT-Idaho") in 1977. Mr. Sheldon was elected to the Board of TJT-Idaho in April of 1977. He served as President of TJT-Idaho from inception until its merger with the Company in 1994, with the exception of the period from January—October, 1986. Mr. Sheldon has served as President and Chief Executive Officer of the Company since 1994. He also served as Chief Operating Officer of the Company from December, 1998—December, 1999. Mr. Sheldon is Chairman of the Board of Directors, Chairman of the Compensation Committee, a member of the Directors Executive Committee, and a Trustee of the T.J.T., Inc. 401(k) Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During the fiscal year ended September 30, 2002, the Board of Directors met quarterly. In addition to full Board meetings, several of the Directors also attended meetings of Board Committees. The Board of Directors has an Audit Committee, an Executive Committee, and a Compensation Committee.

        During the fiscal year ended September 30, 2002, the Board of Directors held four quarterly meetings, and three special meetings. The current directors attended at least 90% of the meetings of the Board and of those Committees on which they served during the fiscal year.

        For information regarding compensation received by a director, see "Executive Compensation and Other Information—Compensation of Directors" and "Certain Relationships and Other Transactions."

Audit Committee

        The Directors Audit Committee is authorized by the Board of Directors to review and supervise the financial controls of T.J.T. This includes selecting T.J.T.'s independent public accountants, acting upon recommendations of the independent public accountants, reviewing T.J.T.'s proposed budget and financial reports, and taking such further actions as the Audit committee deems necessary. As of November 14, 2000, the charter of the Directors Audit Committee was revised, limiting membership on the Directors Audit Committee to independent, outside directors only. The charter of the Directors Audit Committee was again revised August 18, 2002, to reflect those provisions of the Sarbanes-Oxley Act of 2002 specific to audit committees. The Corporate Secretary was named to serve as non-voting secretary of the committee. The Directors Audit Committee, consisting of Messrs. Berry (Chairman), Kling, and Light, met six times during the 2002 fiscal year.

Compensation Committee

        The Directors Compensation Committee reviews and adjusts the salaries of T.J.T.'s principal officers and key executives, and administers T.J.T.'s executive compensation and benefit plans. The Directors Compensation Committee, consisting of Messrs. Sheldon (Chairman), Berry, Kling, and Light, met two times during the 2002 fiscal year.

Executive Committee

        The Directors Executive Committee was formed in November, 1999 to provide regular oversight of operational issues, to monitor monthly financial results, and to take necessary related actions for the Board of Directors, during those months in which the Board does not meet. The Directors Executive Committee is expressly empowered to authorize distributions by the corporation and the issuance of shares of the corporation to the extent specifically provided for by resolution of the Board. The Committee consists of Jerome B. Light (Chairman), Arthur J. Berry, Larry E. Kling, and Terrence J. Sheldon. The Directors Executive Committee met three times during the 2002 fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        This table details the amount of T.J.T. common stock owned as of December 20, 2002, by each person who is known by T.J.T. to beneficially own more than 5% of T.J.T. common stock. The table also shows information concerning beneficial ownership by all directors, each executive officer named in the Summary Compensation Table, and by all directors and named executive officers as a group.

BENEFICIAL OWNERSHIP TABLE

Name & Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership as of December 20, 2002(1,2)	Percent of Ownership
Directors and Named Executive Officers:
Terrence J. Sheldon(3,10,12)	1,071,355	22.1%
Ulysses B. Mori(2,4,12)	243,723	5.0%
Larry B. Prescott(10,12)	99,500	2.0%
Rickie K. Treadwell(8,12)	0	*
Michael J. Gilberg(5,10,12)	39,595	*
Cindy M. Truchot(6,10,12)	0	*
John W. Eames III(7,10,12)	6,274	*
Arthur J. Berry(11) 960 Broadway Ave., Suite 450 Boise, ID	180,000	3.7%
Jerome B. Light 2010 Wayne Dr. Payette, ID	6,000	*
Larry E. Kling 8600 E. Highridge Rd. Eagle, ID	3,000	*
Robert B. Siegel(9) 2021 N. 23rd Ave. Phoenix, AZ	180,700	3.7%
All directors and executive officers as a group	1,830,147	37.8%
Beneficial Owners:
Paul G. Smith(13) 550 Lake St., Apt. 303 San Francisco, CA 94118	814,000	16.8%

See footnotes next page

        Footnotes to Beneficial Ownership Table:

(1)
For purposes of this table, shares are considered to be "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities, or the sole or shared power to dispose of or direct the disposition of the securities. "Beneficially" owned also includes the number of shares the person has the right to acquire within 60 days of December 20, 2002. Unless otherwise indicated in these footnotes, each shareholder has the sole voting and investment power with respect to the shares beneficially owned.

(2)
Includes shares of T.J.T.'s common stock held by the Trustee of T.J.T.'s 401 (k) Profit Sharing Plan for the accounts of individuals as follows: Mr. Sheldon—281,220, Mr. Mori—1,094, Mr. Gilberg—18,095, Mr. Eames—6,274. Also includes indirect shares held by the beneficial owners.

(3)
Mr. Sheldon also holds 2,263 shares indirectly.

(4)
Mr. Mori shares voting and despositive power to such shares, with his spouse.

(5)
Mr. Gilberg resigned as an Executive Officer effective 2-1-02.

(6)
Ms. Truchot was appointed an Executive Officer effective 2-19-02.

(7)
Mr. Eames was appointed an Executive Officer effective 8-19-02.

(8)
Mr. Treadwell resigned as a Director, effective 10-21-02.

(9)
Mr. Siegel was appointed as a Director on 11-18-02.

(10)
Mr. Sheldon, Mr. Prescott, Mr. Gilberg, Ms. Truchot, and Mr. Eames served as named executive officers during the fiscal year ended September 30, 2002. Messrs. Sheldon and Prescott currently serve as Directors of the Company, as well.

(11)
Twenty thousand (20,000) shares are held by Arthur J. Berry & Company, a real estate development and brokerage firm of which Mr. Berry is President and principal shareholder.

(12)
C/o T.J.T., Inc. 843 N. Washington, P.O Box 278, Emmett, Idaho 83617

(13)
During fiscal 2002, the Company became aware of ownership exceeding 5% by Mr. Paul G. Smith. As of December 20, 2002, Paul G. Smith owns approximately 16.8% of the shares outstanding, to the best of T.J.T.'s knowledge.

*
Represents less than 1% of the issued and outstanding shares of T.J.T.'s common stock.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Securities to be Issued		Avg. Exercise Price		Shares Available
	(a)		(b)		(c)
Equity Compensation Plans	Number of shares to be issued upon exercise of outstanding options		Weighted Average exercise price of outstanding options		Number of shares remaining available for future issuance under equity compensation plans. (excluding shares reflected in column a)
Equity compensation plans approved by shareholders	210,000		$0.83		390,000
Equity compensation plans not approved by share-holders	(N/A	)	(N/A	)	(N/A	)

TOTAL	210,000		$0.83		390,000

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Other Compensation

        This table indicates all cash compensation T.J.T. paid, as well as certain other compensation paid or accrued to Terrence J. Sheldon, the President, Chief Executive Officer, and Chairman of the Board of T.J.T., and the executive officers of T.J.T. earning more than $100,000/year ("Named Executive Officers"):

Summary Compensation Table(1)

Long-Term Compensation
							Awards	Payouts
LTIP Payouts ($)
Annual Compensation
Name and Principal Position					Other Annual Compensation(1)		Restricted Stock Award(s)($)	Securities Underlying Options(#)	Stock Options Granted	All Other Compensation ($)
	Year	Salary($)		Bonus($)
Terrence J. Sheldon(2) President, Chief Executive Officer, and Chairman of the Board of Directors	2002 2001 2000	$ $ $	120,000 120,000 131,538		$ $ $	15,499 16,435 15,435			— — —
Patricia I. Bradley(7) Executive Vice President, and Director	2002 2001 2000	$	— — 30,223			— — —			— — —
Ulysses B. Mori(4,6) Senior Vice President, Corporate Sales Manager, and Director	2002 2001 2000	$ $ $	85,000 93,784 104,355		$	— — 3,115			— — —
Rickie K. Treadwell(2,3,4,5) Senior Vice President, General Manager of T.J.T.'s Phoenix, AZ Facility, and Director	2002 2001 2000	$ $ $	106,731 150,000 150,000		$ $ $	2,111 4,500 4,500			— — —

(1)
Excludes personal benefits and other forms of non-cash compensation that did not, in the aggregate, exceed 10% of the aggregate amount of cash compensation shown for the subject individuals.

(2)
Includes participating contributions to T.J.T.'s 401(k) Plan for the fiscal year. T.J.T. matches 50% of employee wage contributions up to a maximum of 6% of the employee's base salary. During the fiscal year ended September 30, 2002, T.J.T. paid $3,960 in matching contributions on behalf of Mr. Sheldon, and $2,111 on behalf of Mr. Treadwell.

(3)
See "Employment Agreements" section.

(4)
Mr. Mori and Mr. Treadwell have not been executive officers of the company since November, 1999.

(5)
Mr. Treadwell resigned as an employee effective 6-1-02, and as a Director effective 10-21-02.

(6)
Mr. Mori's base salary was reduced in February, 2001.

(7)
Ms. Bradley resigned as an employee in December, 1999, and as a Director in September, 2000.

T.J.T., Inc. 1994 Stock Option Plan

        At a special meeting held on February 7, 1995, shareholders approved the T.J.T., Inc. 1994 Stock Option Plan (the "Plan"). At the Annual Shareholders Meeting held February 20, 2000, the Plan was amended to increase the shares from 200,000 to 400,000; with 300,000 shares classified as incentive stock options and 100,000 shares classified as non-qualified stock options.

        No options were granted during fiscal year 2002. The value of options held by the Named Executive Officers during the fiscal year ended September 30, 2002 is measured in terms of the last reported sale price reported on the OTC Bulletin Board for T.J.T.'s common stock on September 30, 2002. T.J.T.'s stock on September 30, 2002 was priced at $0.28.

Stock Option Grants in the Last Fiscal Year

        In fiscal 2002, no options were granted under the T.J.T., Inc. 1994 Stock Option Plan.

Aggregated Stock Options

        The table below provides information concerning aggregated stock options held as of September 30, 2002, and the stock options exercised during the 2002 fiscal year, by certain named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year
And FY-end Option Values

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-End(1) Exercisable/Unexercisable	Value of unexercised In-the-Money Options at FY-End(1,2) Exercisable/Unexercisable
Larry B. Prescott	—	—	70,000/55,000	—/—

(1)
The table includes options vested under the T.J.T., Inc. 1994 Stock Option Plan. Options vest at a rate of 20% per year, according to the terms of the 1994 Stock Option Plan. In the event of a change in control, as defined in the 1994 Stock Option Plan, all outstanding Incentive Stock Options or portions thereof become immediately vested, and Non-Qualified Stock Options may be reduced no more than 50%. Options expire 90 days after an optionee's employment with T.J.T. is terminated for any reason, unless the termination results from the optionee's death, permanent disability, or retirement. In the case of an optionee's death or disability, a vested option does not expire until one year after the optionee's death or disability. However, if an optionee retires, a vested option expires three months after the optionee's retirement. Incentive Stock Options shall expire no later than 10 years from the grant date, unless the Incentive Stock option is granted to a 10% Shareholder, in which case the term expires no later than five years from the date it is granted. Non-Qualified Stock Options shall expire no later than eight years from the grant date.

(2)
Values in this table are the difference between the market price per share of $0.28 on September 30, 2002, the exercise price of $1.05 on January 7, 2000 (25,000 shares) and $0.75 on February 22, 2000 (100,000 shares) for Mr. Prescott.

401(k) Profit Sharing Plan

        As of September 30, 2002, T.J.T. maintained a 401(k) Profit Sharing Plan (the "401(k) Plan") for its eligible employees. The 401(k) Plan is a profit-sharing plan, including a cash or deferred arrangement according to Section 401(k) of the Internal Revenue Code of 1986, as amended. T.J.T. sponsors the 401(k) Plan to provide its eligible employees with the opportunity to defer compensation and to have these deferred amounts contributed to the 401(k) Plan on a pre-tax basis, subject to certain limitations. Until August 1, 1996, T.J.T. made matching contributions to employee deferrals of 100% of participants' contributions up to 6% of base wage or salary. As of August 1, 1996, T.J.T. adjusted its matching contributions to be 50% of employees' wage deferrals, up to a maximum employee contribution of 6% of wage or salary.

        During the fiscal year ended September 30, 2002, T.J.T. contributed $40,022 in matching funds. Amounts contributed to the 401(k) Plan by Executive Officers during the 2002 fiscal year totaled $19,241.

Director Compensation

        Directors who are T.J.T. employees do not receive fees for their services as directors. Non-employee directors receive the following compensation: an annual fee of $10,000, payable in quarterly installments of $2,500 each; a Board of Directors meeting fee of $500 per meeting attended; a committee meeting fee of $500 per meeting attended, if the committee meeting is separate from a Board meeting; and $100 per meeting attended if the meeting is in conjunction with a Board meeting; and reasonable out-of-pocket expenses. As of the date of this Proxy, Messrs. Berry, Kling, Light, and Siegel are eligible to receive compensation for their services to the Board. For the 2002 fiscal year, Messrs. Berry, Kling, and Light each received $14,000 for their services as Directors. No meetings have been held since Mr. Siegel's appointment to the Board. Mr. Siegel will receive a pro-rata share of the annual fee plus meeting attendance fees, beginning November 19, 2002.

        As of November 18, 1997, the Board of Directors adopted T.J.T.'s 1997 Directors Stock Option Plan ("Directors Plan"), and on February 24, 1998, T.J.T.'s shareholders approved the Directors Plan. The Directors Plan authorized the issuance of options representing a total of 50,000 shares of T.J.T.'s Common Stock to directors who are not employed by T.J.T. At the Annual Shareholders meeting on February 22, 2000, the Directors Plan was amended to: (1) increase the number of shares of Common Stock by 150,000 shares to 200,000 shares; (2) to extend the expiration date of the Directors Plan from November 17, 2007 to the later of February 22, 2010, or 10 years from the date the option is granted, or to such time as there are no longer options available and; (3) to expand the power of the Board of Directors to grant additional options to non-employee Directors.

        The option grants under the Directors Plan are non-discretionary grants which are made when a non-employee director is elected to T.J.T.'s Board of Directors. Each non-employee director, upon election, receives an option grant to purchase 5,000 shares of T.J.T.'s common stock. Additional options may be granted by action of the entire Board. Twenty percent of the options granted under the Directors Plan become exercisable immediately after the grant is issued. The options then become exercisable at a rate of 20% per year, on the anniversary of the grant date, over a period of four years. Vesting is predicated on continued service as a Director. The exercise price of the options is 100% of the fair market value of T.J.T.'s common stock on the OTC Bulletin Board on the last trading day prior to the grant date. Vested options expire three months after termination of service as a director, unless such termination is due to the death of the optionee. In such circumstance, the option will expire on the earlier of the expiration date, or eighteen months following the date of the optionee's death. In the event of a change of control of the Company, options granted under the Directors Plan fully vest immediately.

        On November 18, 1997, Mr. Berry was granted the option to purchase 5,000 shares of T.J.T.'s common stock. On January 3, 2000, Mr. Light was granted the option to purchase 5,000 shares. On February 22, 2000, Mr. Berry was granted an additional option to purchase 20,000 shares. On February 19, 2002, Mr. Kling was granted the option to purchase 5,000 shares. On November 18, 2002, the following additional options were granted; Mr. Berry—30,000 shares, Mr. Kling—10,000 shares, and Mr. Light—10,000 shares. As of the date of this Proxy Statement, 17,000 of the 55,000 options granted to Mr. Berry are exercisable, 3000 of the 15,000 options granted to Mr. Kling and 6,000 of the 15,000 options granted to Mr. Light are exercisable. No stock options have been exercised under the Directors Plan. There are 115,000 shares remaining under the Directors Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        T.J.T.'s Directors Compensation Committee is comprised of Terrence J. Sheldon, Arthur J. Berry, Jerome B. Light, and Larry E. Kling. The Directors Compensation Committee regularly reviews the compensation of its Executive Officers. The most recent review was conducted on February 19, 2002.

Compensation Policy Applicable to Officers and Key Executives.

        It is the goal of the Directors Compensation Committee to create compensation packages for officers and key executives which will attract, retain, and motivate executive personnel who are capable of achieving T.J.T.'s short and long-term financial and strategic goals. Compensation packages are designed to combine a mixture of short-term and long-term incentives tied to T.J.T.'s performance. In exercising its responsibilities, the Directors Compensation Committee also seeks to encourage management to maximize T.J.T.'s stock price to provide a long-term value for its shareholders. Through implementation of its compensation policies, the Directors Compensation Committee believes it can motivate T.J.T.'s management to strive to obtain T.J.T.'s objectives of strong financial performance and stock price appreciation. The Directors Compensation Committee has not adopted a policy in response to federal tax laws that limit the deductibility by T.J.T. of compensation in excess of $1 million per employee per year for each of T.J.T.'s most highly compensated executives. The total compensation paid to any individual executive officer of T.J.T. does not now exceed the deductibility levels. T.J.T. does not anticipate exceeding the deductibility levels in the foreseeable future.

Executive Compensation Policies

        T.J.T.'s executive compensation is made up of three elements: (1) base salary, (2) performance bonus, and (3) grants of equity-based compensation (e.g., stock options).

          Base Salary.    T.J.T. set base salary for officers and executives prior to its initial public offering in December, 1995. Consideration was given to each person's job responsibilities, and to the salaries paid to officers and executives in comparable positions in similar-sized companies in the Emmett, Idaho area. Effective January 1, 1995, the Directors Compensation Committee established base salaries for all of T.J.T.'s executive officers.

          Performance Bonus.    The 2002 Performance Bonus Compensation Program for executive officers and key managers was established by the Directors Compensation Committee at its meeting on November 12, 2001. All executive bonuses are to be calculated on pre-tax profit for the Company, after inclusion of all costs including corporate allocation. Bonuses are based on a percentage of pre-tax profit, established by the Directors Compensation Committee, and approved by the Board of Directors.

          Stock Options.    In addition to compensation through salary and bonuses, T.J.T. adopted the T.J.T., Inc. 1994 Stock Option Plan (the "Plan"), which provides long-term compensation to officers and key employees depending upon T.J.T.'s financial performance. Under the Plan, officers, directors, and key employees are eligible to receive stock option grants. The number of stock options granted to each executive officer is determined by a competitive compensation analysis and each individual's salary and responsibilities. The Directors Compensation Committee also considers the number and exercise price of options and shares of restricted stock previously granted to individuals.

Employment Agreements

        T.J.T. had one employment agreement with a Named Executive Officer in effect during the 2002 fiscal year.

        T.J.T entered into a separate employment, nondisclosure, and noncompetition agreement with Rickie K. Treadwell, in 1998. The term of his employment agreement expired May 31, 2002. Mr. Treadwell served as a Senior Vice President and General Manager of T.J.T.'s Phoenix, Arizona facility, and as a Director of T.J.T., Inc., and received a minimum annual base salary of $150,000. Mr. Treadwell resigned as an employee effective June 1, 2002, and as a Director effective October 21, 2002.

        Under his employment agreement Mr. Treadwell was eligible for other benefits. He received other benefits comparable to the benefits received by other T.J.T. employees.

CEO's Compensation

        Mr. Sheldon currently has no employment contract or compensation agreement with T.J.T. On February 10, 2000, Mr. Sheldon voluntarily reduced his annual base compensation to $120,000. Any bonuses and stock option awards to Mr. Sheldon will be based on T.J.T.'s performance and Mr. Sheldon's level of responsibility and experience.

DIRECTORS COMPENSATION COMMITTEE Terrence J. Sheldon (Chairman) Arthur J. Berry Larry E. Kling Jerome B. Light

AUDIT COMMITTEE REPORT

Discussions with Management

        T.J.T.'s Directors Audit Committee is comprised of Messrs. Berry, Kling, and Light, as voting members. The Directors Audit Committee has reviewed and discussed the audited financial statements for T.J.T., for fiscal year 2002, with T.J.T. management.

S.A.S. 61

        T.J.T.'s Directors Audit Committee has discussed with Balukoff Lindstrom & Co. P.A., T.J.T.'s auditors, the matters required to be discussed by S.A.S. 61 (Codification of Statements on Auditing Standards).

        T.J.T.'s Directors Audit committee has received the written disclosures and the letter from Balukoff Lindstrom & Co., P.A. (T.J.T.'s "Independent Accountants") required by Independence Standards Board Standard No. 1, and has discussed with the Independent Accountants their independence.

Audit Fees

        The aggregate fees billed for professional services rendered by Balukoff Lindstrom & Co., P.A. for the audit of the Company's annual financial statements, and the reviews of the condensed financial statements included in the Company's quarterly Reports on Form 10-Q during the fiscal year ended September 30, 2002, were $68,440. The aggregate fees billed for all non-audit services rendered by Balukoff Lindstrom & Co., P.A., during the fiscal year ended September 30, 2002, were $20,400.

Audited Financial Statements for T.J.T.'s Annual Report

        Based on review of the Independence Standards Board Standard No. 1, and S.A.S. 61, T.J.T.'s Directors Audit Committee recommended to the Board of Directors that the audited financial statements be included in T.J.T.'s Annual Report on Form 10-K for fiscal year 2002, for filing with the Securities and Exchange Commission.

DIRECTORS AUDIT COMMITTEE Arthur J. Berry (Chairman) Larry E. Kling Jerome B. Light

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG T.J.T., INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

*
$100 invested on 9/30/97 in stock or index—
including reinvestment of dividends.
Fiscal year ending September 30.

        The graph presented above compares the cumulative total return of the Company, the NASDAQ Market Index, and a Peer Group Index, from September 30, 1997 through September 30, 2002. The Peer Group represents a Customer Selected Stock List comprised of Fleetwood Enterprises, Champion Enterprises, and Oakwood Homes Corp., all home manufacturers and major customers of the Company; and Patrick Industries, and Drew Industries, both OEM suppliers to the manufactured housing industry and competitors of the Company.

Graph produced by Research Data Group, Inc.

11/18/2002

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party transactions

        T.J.T., Inc. leases three parcels of property from TJT Enterprises that comprises a portion of its operational facilities in Emmett, Idaho. TJT Enterprises is a limited liability company composed of two general partners, each of which has a one-half interest: Terrence J. Sheldon, T.J.T.'s President and CEO, and Jerry Radandt.

        T.J.T. leases its corporate office located in Emmett, Idaho, from Sheldon Homedale Family Limited Partnership. Sheldon Homedale Family Limited Partnership is a partnership owned by the Terrence Sheldon family. Terrence Sheldon, President and CEO of the Company, is a five percent owner and general partner of the partnership.

        T.J.T. leased its Woodland, California facility from Ulysses B. Mori, Senior Vice President and Corporate Sales Manager for the Company, until June 30, 2002. Effective July 1, 2002, Mr. Mori sold the property, and T.J.T. currently leases the property from an unrelated party.

        T.J.T. believes that these lease agreements contain commercially reasonable terms and conditions no less favorable to T.J.T. than could have been obtained from an unaffiliated party.

        T.J.T. purchases steel manufactured home piers and accessories from D-Mac, LLC. During the fiscal year ended September 30, 2002, these purchases totaled $271,537, and exceeded 5% of D-Mac's total sales. Robert B. Siegel, a newly appointed Director of T.J.T., Inc., is a 50% owner of D-Mac, LLC. T.J.T. purchases these materials at competitive market prices.

Compensation Committee Interlocks and Insider Participation

        The Directors Compensation Committee consists of Mr. Sheldon and three non-employee Directors: Messrs. Berry, Kling, and Light. None of T.J.T.'s executive officers serve as a director of another corporation in a case where an executive officer of the other corporation serves as a director of T.J.T.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act, as amended, requires T.J.T.'s Executive Officers and Directors and persons owning more than 10% of T.J.T.'s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish copies to T.J.T.

        Based solely on the review of forms 3, 4, and 5, furnished to T.J.T., and certain representations made to T.J.T., the Company believes that the only filing deficiency under Section 16(a) was the failure of Mr. Paul G. Smith, a 10% holder, to file the required Section 16(a) reports.

OTHER MATTERS

        The Board of Directors does not know of any other matters that will be presented at the Annual Meeting besides the proposal discussed in this Proxy Statement. However, if any other matters are properly presented, the people named as proxies will vote in accordance with their judgment on such matters.

INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by T.J.T. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended; the sections of this Proxy Statement entitled "Compensation Committee Report on Executive Compensation", "Audit Committee Report", (to the extent permitted by the rules of the Securities Exchange Commission), and "Comparison of 5-Year Cumulative Total Return", shall not be deemed to be so incorporated, unless specifically otherwise provided in such filings.

By Order of the Board of Directors John W. Eames III Corporate Secretary

Emmett, Idaho
January 20, 2003

The Company's 2002 Annual Report is being mailed to shareholders with this Proxy Statement

T.J.T., INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 18, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Terrence J. Sheldon and John W. Eames III attorneys and proxies, with full power of substitution in each of them, in the name, place, and stead of the undersigned to vote as proxy all the stock of the undersigned in T.J.T., Inc.

        Please sign and date on the reverse side and mail promptly. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Director's recommendations. If you do not sign and return a proxy or attend the meeting and vote by ballot, your shares cannot be voted.

        (Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

Annual Meeting of Shareholders of
T.J.T., Inc.
February 18, 2003, 10:00 a.m.
Owyhee Plaza Hotel
Boise, Idaho

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

1.	Election of Directors		2.	In their discretion, the proxies are authorized to vote upon such other businesses as may properly come before the meeting.
	Nominees:	Larry B. Prescott Robert B. Siegel
	FOR ☐	WITHHELD ☐
INSTRUCTION: To withhold the authority to vote for any individual nominee, write that nominee's name in the space provided below.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	, 2003
(Signature)
(Signature if held jointly)
please sign, date, and return the proxy card promptly using the enclosed envelope.

FOLD AND DETACH HERE

ADMISSION TICKET
ANNUAL MEETING OF
SHAREHOLDERS
T.J.T., INC.
FEBRUARY 18, 2003 10:00 A.M.
OWYHEE PLAZA HOTEL
BOISE, IDAHO

Agenda

*
Election of Directors

QuickLinks

PROXY STATEMENT
TABLE OF CONTENTS
INFORMATION ABOUT PROXY SOLICITATION AND VOTING
INFORMATION CONCERNING CHANGES TO THE BOARD OF DIRECTORS
BUSINESS AT THE ANNUAL MEETING
PROPOSAL 1. ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
BENEFICIAL OWNERSHIP TABLE
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary of Cash and Other Compensation
Summary Compensation Table(1)
Aggregated Option Exercises in Last Fiscal Year And FY-end Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG T.J.T., INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
OTHER MATTERS
INCORPORATION BY REFERENCE
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 18, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Shareholders of T.J.T., Inc. February 18, 2003, 10:00 a.m. Owyhee Plaza Hotel Boise, Idaho